United States
Securities and Exchange Commission
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy statement pursuant to section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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NEWPORT CORPORATION

  (Name of Registrant as specified in its charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/20/08.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:
Notice and Proxy Statement / Annual Report on Form 10-K
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/6/08.
To request material:      Internet: www.proxyvote.com      Telephone: 1-800-579-1639      **Email: sendmaterial@proxyvote.com
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NEWPORT CORPORATION
NEWPORT CORPORATION 1791 DEERE AVENUE IRVINE, CA 92606	Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet
To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 3/31/08
is to be held on 5/20/08 at 9:00 a.m. PT
at: Newport Corporation
     Corporate Headquarters
     1791 Deere Avenue
     Irvine, CA 92606

Directions to Newport Corporation’s corporate headquarters can be obtained by calling (949) 863-3144.

Voting items
1.	ELECTION OF TWO CLASS IV DIRECTORS TO SERVE FOR FOUR YEARS
Nominees:
01)	Robert L. Guyett

02)	Robert J. Phillippy
The Board of Directors recommends a vote FOR all director nominees.
2.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS NEWPORT’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JANUARY 3, 2009

The Board of Directors recommends a vote FOR proposal 2.
3.	CONSIDERATION OF STOCKHOLDER PROPOSAL TO DECLASSIFY NEWPORT’S BOARD OF DIRECTORS
The Board of Directors recommends a vote AGAINST proposal 3.
4.	OTHER BUSINESS: In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting or any adjournment thereof.